                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           _________________________


                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

                           _________________________


                                CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)


399 Park Avenue, New York, New York                13-5266470
(Address of principal executive office)     (I.R.S. employer identification no.)

                                                    10043
                                                  (Zip Code)

                           _________________________


                                  U.S. Bancorp
              (Exact name of obligor as specified in its charter)

         Delaware                                  41-0255900
(State or other jurisdiction of          (I.R.S. employer identification no.)
incorporation or organization)

     601 Second Avenue South
     Minneapolis, Minnesota                           55402
(Address of principal executive offices)            (Zip Code)

                           _________________________
                                Debt Securities
                      (Title of the indenture securities)

Item 1.  General Information.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                    Address
          ----                                    -------
          Comptroller of the Currency             Washington, D.C.
          Federal Reserve Bank of New York        New York, NY
          Federal Deposit Insurance Corporation   Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.  Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

Item 16.  List of Exhibits.

          List below all exhibits filed as a part of this Statement of Eligibility.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

          Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

          Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

          Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

          Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

          Exhibit 5 - Not applicable.

          Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

          Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of March 31, 1999- attached)

          Exhibit 8 -  Not applicable.

          Exhibit 9 -  Not applicable.

                              ___________________


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 23rd day of July, 1999.



                                             CITIBANK, N.A.



                                             By /s/ [SIGNATURE ILLEGIBLE]^^
                                                ---------------------------
                                                (Authorized Officer)

          Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

          Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of March 31, 1999- attached)

          Exhibit 8 -  Not applicable.

          Exhibit 9 -  Not applicable.

                              __________________


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 23rd day of July, 1999.



                                              CITIBANK, N.A.




                                              By /s/ Florence Mills
                                                 -----------------------
                                                     Florence Mills
                                                 Senior Trust Officer

                               Charter No. 1461
                          Comptroller of the Currency
                             Northeastern District
                              REPORT OF CONDITION
                                 CONSOLIDATING
                             DOMESTIC AND FOREIGN
                                SUBSIDIARIES OF

                                Citibank, N.A.

of New York in the State of New York, at the close of business on March 31, 1999, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.


                                    ASSETS

                                                    Thousands
                                                    of dollars
          Cash and balances due from de-
            pository institutions:
            Noninterest-bearing balances
            and currency and coin................. $  7,997,000
            Interest-bearing balances.............   12,201,000
          Held-to-maturity securities.............            0
          Available-for-sale securities...........   36,050,000
          Federal funds sold and
            securities purchased under
            agreements to resell..................    8,658,000
          Loans and lease financing
            receivables:
            Loans and Leases, net of un-
            earned income......................... $189,886,000
            LESS: Allowance for loan
            and lease losses......................    4,674,000
          Loans and leases, net of un-
            earned income, allowance,
            and reserve........................... $185,212,000
          Trading assets..........................   31,195,000
          Premises and fixed assets (includ-
            ing capitalized leases)...............    3,911,000
          Other real estate owned.................      400,000
          Investments in unconsolidated
            subsidiaries and associated com-
            panies................................    1,128,000
          Customers' liability to this bank
            on acceptances outstanding............    1,426,000
          Intangible assets.......................    3,560,000
          Other assets............................   12,578,000
                                                   ------------
          TOTAL ASSETS............................ $304,316,000
                                                   ============
                              LIABILITIES
          Deposits:
            In domestic offices................... $ 40,444,000
            Noninterest-
            bearing.................... $13,607,000
            Interest-
            bearing....................  26,837,000
                                        ===========
          In foreign offices, Edge and
            Agreement subsidiaries, and
            IBFs..................................  173,560,000
            Noninterest-
            bearing....................  11,287,000
            Interest-
            bearing.................... 162,273,000
                                        ===========
          Federal funds purchased and
            securities sold under agree-
            ments to repurchase...................    6,977,000
          Trading liabilities.....................   25,422,000
            Other borrowed money (includes
            mortgage indebtedness and
            obligations under capitalized
            leases):
            With a remaining maturity of one
            year or less..........................   11,454,000
            With a remaining maturity of more
            than one year through three years.....    1,569,000
            With a remaining maturity of more
            than three years......................    2,156,000
          Bank's liability on acceptances ex-
            ecuted and outstanding................    1,500,000
          Subordinated notes and
            debentures............................    6,600,000
          Other liabilities.......................   14,406,000
                                                   ------------
          TOTAL LIABILITIES....................... $284,088,000
                                                   ============
                             EQUITY CAPITAL
          Perpetual preferred stock
            and related surplus...................            0
          Common stock............................ $    751,000
          Surplus.................................    9,524,000
          Undivided profits and capital re-
            serves................................   10,651,000
          Net unrealized holding gains (losses)
            on available-for-sale securities......       31,000
          Accumulated net gains (losses)
            on cash flow hedges...................            0
          Cumulative foreign currency
            translation adjustments...............     (729,000)
                                                   ------------
          TOTAL EQUITY CAPITAL.................... $ 20,228,000
                                                   ============
          TOTAL LIABILITIES, LIMITED-
            LIFE PREFERRED STOCK, AND
            EQUITY CAPITAL........................ $304,316,000
                                                   ============

I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                                                ROGER W. TRUPIN
                                                                     CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                                                PAUL J. COLLINS
                                                                   JOHN S. REED
                                                              WILLIAM R. RHODES
                                                                      DIRECTORS